                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   June 1996
                             PAYMENT July 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                      CUSIP#393534AB8
                                      Trust Account #33-31958-0
                                      Distribution Date: July 15, 1996

SECURITIZED NET INTEREST MARGIN
- -------------------------------                           PER $1,000
CERTIFICATES                                              ORIGINAL
- ------------                                              -----------

1.  Amount Available                        1,086,744.53

Interest

2.  Aggregate Interest                        344,095.07    3.72397262

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                          344,095.07

Principal

6.  Current month's principal
    distribution                              742,649.46    8.03733182

7.  Remaining outstanding principal
    balance                                51,857,870.33   561.2323629
    Pool Factor                                .56123236

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the
    immediately preceding
    Distribution Date                      80,163,836.95

9.  Aggregate principal balance of
    loans refinanced by Green Tree
    Financial Corp.                           226,549.38

10. Weighted average CPR                           10.26%


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   June 1996
                             PAYMENT July 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                         CUSIP#393534AB8
                                         Trust Account #33-31958-0
                                         Distribution Date: July 15, 1996





11.           Weighted average CDR                      2.28%

12.           Annualized net loss percentage            1.01%

13.           Delinquency               30-59 day       1.03%
                                        60-89 day       0.36%
                                        90+ day         0.82%
                                        Total 30+       2.21%

                            GREEN TREE FINANCIAL CORP.
                         NET INTEREST MARGIN TRUST 1994-B
                                    June, 1996
                               PAYMENT July 15, 1996

                                                         Fee Assets
                                           ---------------------------------------
                                           Guarantee      Inside       Fee Asset
                                              Fees         Refi          Total
                                           ----------    --------    -------------
GTFC 1994-1                                501,097.56    3,237.97       504,335.53
GTFC 1994-3
GTFC 1994-4
                                           ----------    --------    -------------
                                           501,097.56    3,237.97       504,335.53

Total amount of Guarantee Fees and Inside
 Refinance Payments                                                     504,335.53

Payment on Finance 1 Note                                               504,335.53

Allocable to Interest (current)                                         126,882.41

Allocable to accrued but unpaid Interest                                       .00

Accrued and unpaid Trustee Fees                                                .00

Allocable to Principal                                                  377,453.12

Finance 1 Note Principal Balance                                     19,018,584.71

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  June, 1996
                             PAYMENT July 15, 1996


                                           Inside
                              Residual      Refi       Total
                             ----------  ----------  ----------

GTFC 1994-1                         .00         .00         .00
GTFC 1994-2                  161,905.50    3,462.76  165,368.26
GTFC 1994-3                  154,380.33    4,060.25  158,440.58
GTFC 1994-4                  252,798.54    5,801.62  258,600.16
                             ----------  ----------  ----------

                             569,084.37   13,324.63  582,409.00

Total Residual and Inside
 Refinance Payments                                  582,409.00